Pursuant to Rule 497(e)

Registration No. 033-6502

SUNAMERICA INCOME FUNDS

SunAmerica High Yield Bond Fund

Supplement dated July 29, 2009, to the Prospectus

dated July 29, 2009

At a meeting held on May 27, 2009, the Board of Trustees of SunAmerica Income Funds (the “Board”) appointed Wellington Management Company, LLP (“Wellington”) to serve as subadviser to the SunAmerica High Yield Bond Fund (the “Fund”) pursuant to a new subadvisory agreement between SunAmerica Asset Management Corp. (“SunAmerica”), the Fund’s investment adviser, and Wellington (the “New Subadvisory Agreement”), subject to approval by the Fund’s shareholders. The Board also approved an interim subadvisory agreement between SunAmerica and Wellington (the “Interim Subadvisory Agreement”) that went into effect on July 24, 2009 and will remain in effect for 150 days from its effective date or until the New Subadvisory Agreement is approved by shareholders, whichever is earlier. Pursuant to the terms of the New Subadvisory Agreement, SunAmerica would pay Wellington a subadvisory fee equal to an annual rate of 0.40% of the first $150 million of average daily net assets of the Fund, 0.35% of the next $350 million of average daily net assets of the Fund and 0.30% of average daily net assets of the Fund thereafter.

At this same meeting, the Board also recommended that a special meeting of shareholders be convened so that shareholders can vote on a proposal to approve the operation of the Fund in a manner consistent with the Fund’s exemptive order from the Securities and Exchange Commission that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval, subject to certain conditions (the “Manager of Managers Proposal”).

On September 15, 2009, the Fund expects to convene a special meeting of shareholders with respect to the proposal to approve the New Subadvisory Agreement and the Manager of Managers Proposal. Shareholders of record as of June 29, 2009 will receive proxy materials describing the New Subadvisory Agreement and the Manager of Managers Proposal in greater detail.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_IFPRO_7-09